SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                 ___________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF THE

               SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)  November
                          25, 1996

          Equivantage Home Equity Loan Trust 1995-2
   (Exact name of registrant as specified in its charter)

New York                               33-87040
Applied For
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)                                     Number)


c/o Equivantage Acceptance Corp.
Attention: John Smith
13111 Northwest Freeway
Houston, Texas                          _______77040_____
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code      (713)
895-1957


          Equivantage Home Equity Loan Trust 1995-2
                          Form 8-K
                            INDEX


                                             Page Number

     Item 5.        Other Events
3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5






ITEM 5. OTHER EVENTS

The Equivantage Home Equity Loan Trust 1995-2 makes monthly remittances to security holders. The latest remittance was made November 25, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.


Monthly Remittance
Statement...................................................
 ......Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     21.1 Monthly Remittance Statement dated as of November
25, 1996.





                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Equivantage Home Equity Loan Trust
1995-2
                         (Registrant)

                         By:  Norwest Bank of Minnesota,
N.A.


                         Name:     Kris Solie - Johnson

                         Title:    Corporate Trust Officer



                      INDEX OF EXHIBITS


                                        Page of Sequentially
                                        Numbered Pages


21.1 Monthly Remittance Statement dated                6-14
     as of November 25, 1996.



Exhibit 21.1 Page 6


Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:       October 1996
Phone:                           (410) 884-2080
11000 Broken Land Parkway
Distribution Date:  November 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Series Structure Summary


Aggregate Realized                             Aggregate
Ending
         Class
Original Principal                     Losses Principal
Aggregate Interest      Undistributed      Principal
Class    Description    Principal Type   Interest Type
Balance Pass Through Rate  Balance Reduction
Shortfall          Principal         Factor
____________________________________________________________
____________________________________________________________
_______________________________________________
A-1      Senior         Sequential Pay   Fixed
48,500,000.00       6.40000000%               0.00
0.00               0.00   0.5216945953
A-2      Senior         Sequential Pay   Fixed
20,000,000.00       6.85000000%               0.00
0.00               0.00   1.0000000000
A-3      Senior         Sequential Pay   Fixed
6,952,000.00       7.40000000%               0.00
0.00               0.00   1.0000000000
R        Residual       Residual         Residual
0.00       0.00000000%               0.00               0.00
0.00   0.0000000000
SUB.     Subordinate    Support          Accretion
120.20     125.88251930%           1,138.19
0.00               0.00
____________________________________________________________
____________________________________________________________
_______________________________________________
Totals
75,452,120.20                             1,138.19
0.00               0.00   0.7195476413
Exhibit 21.1 Page 7



Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:       October 1996                Phone:
(410) 884-2080
11000 Broken Land Parkway
Distribution Date:  November 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Distribution Summary


Beginning
Principal             Ending
                              Pass Through
Principal     Total Interest    Total Principal
Balance          Principal              Total
Class      Record Date                Rate
Balance       Distribution       Distribution
Reduction            Balance       Distribution
____________________________________________________________
____________________________________________________________
____________________________________
A-1        10/31/1996          6.40000000%
27,799,083.60         148,261.78       2,496,895.73
0.00      25,302,187.87       2,645,157.51
A-2        10/31/1996          6.85000000%
20,000,000.00         114,166.67               0.00
0.00      20,000,000.00         114,166.67
A-3        10/31/1996          7.40000000%
6,952,000.00          42,870.67               0.00
0.00       6,952,000.00          42,870.67
R          10/31/1996          0.00000000%
0.00         213,707.32               0.00
0.00               0.00         213,707.32
SUB.       10/31/1996        125.88251930%
2,037,207.25               0.00               0.00
213,707.32       2,037,207.25               0.00
____________________________________________________________
____________________________________________________________
____________________________________
Totals
56,788,290.85         519,006.44       2,496,895.73
213,707.32      54,291,395.12       3,015,902.17
Exhibit 21.1 Page 8


                                              Equivantage
Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services              Reporting
Month:       October 1996             Phone:
(410) 884-2080
11000 Broken Land Parkway                       Distribution
Date:  November 26, 1996             InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800

                                          Class Distribution
Per 1,000 of Original Balance


Total Other
                                                       Total
Interest       Scheduled       Principal Total Principal
Principal          Ending

Distribution       Principal    Distribution    Distribution
Balance       Principal
Class            Cusip               Original Balance
Factor          Factor          Factor          Factor
Reduction          Factor
____________________________________________________________
____________________________________________________________
_____________________________
A-1              29476YAC3              48,500,000.00
3.05694392      1.55702577     49.92536041     51.48238619
0.00000000    0.5216945953
A-2              29476YAD1              20,000,000.00
5.70833350      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
A-3              29476YAE9               6,952,000.00
6.16666715      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
R                N/A                             0.00
N/A             N/A             N/A             N/A
N/A             N/A
SUB.             N/A                           120.20
0.00000000      0.00000000      0.00000000      0.00000000
____________________________________________________________
____________________________________________________________
_____________________________
Totals                                  75,452,120.20
0.7195476413
Exhibit 21.1 Page 9



Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:       October 1996
Phone:                           (410) 884-2080
11000 Broken Land Parkway
Distribution Date:  November 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Principal Distribution

                   Beginning
Principal           Ending          Current
                   Principal        Scheduled
Unscheduled                             Other  Total
Principal          Balance        Principal    Undistributed
Class                Balance        Principal
Principal        Accretion        Principal     Distribution
Reduction*          Balance        Principal
____________________________________________________________
____________________________________________________________
____________________________________________
A-1            27,799,083.60        75,515.75
2,421,379.98             0.00             0.00
2,496,895.73             0.00    25,302,187.87
0.00
A-2            20,000,000.00             0.00
0.00             0.00             0.00             0.00
0.00    20,000,000.00             0.00
A-3             6,952,000.00             0.00
0.00             0.00             0.00             0.00
0.00     6,952,000.00             0.00
R                       0.00             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
SUB.            2,037,207.25             0.00
0.00     (213,707.32)             0.00             0.00
213,707.32     2,037,207.25             0.00
____________________________________________________________
____________________________________________________________
____________________________________________
Totals         56,788,290.85        75,515.75
2,421,379.98     (213,707.32)             0.00
2,496,895.73       213,707.32    54,291,395.12
0.00


Exhibit 21.1 Page 10



Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:       October 1996
Phone:                           (410) 884-2080
11000 Broken Land Parkway
Distribution Date:  November 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Interest Distribution

                                     Beginning
Negative                            Ending
                                    Principal/
Interest                                       Amortization
Principal/
                                      Notional
Interest       Shortfall/                             Other
Interest   Total Interest         Notional
Class       Pass-Through Rate          Balance
Accrual       (Recovery)        Accretion         Interest
Reduction     Distribution          Balance
____________________________________________________________
____________________________________________________________
_____________________________________________
A-1               6.40000000%    27,799,083.60
148,261.78             0.00             0.00
0.00             0.00       148,261.78    25,302,187.87
A-2               6.85000000%    20,000,000.00
114,166.67             0.00             0.00
0.00             0.00       114,166.67    20,000,000.00
A-3               7.40000000%     6,952,000.00
42,870.67             0.00             0.00             0.00
0.00        42,870.67     6,952,000.00
R                 0.00000000%             0.00
0.00     (213,707.32)             0.00             0.00
0.00       213,707.32             0.00
SUB.            125.88251930%     2,037,207.25
213,707.32             0.00       213,707.32
0.00             0.00             0.00     2,037,207.25
____________________________________________________________
____________________________________________________________
_____________________________________________
Totals
519,006.44     (213,707.32)       213,707.32
0.00             0.00       519,006.44
Exhibit 21.1 Page 11



Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:       October 1996
Phone:                           (410) 884-2080
11000 Broken Land Parkway
Distribution Date:  November 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Fund Account Summary

____________________________________________________________
____________________________________________________________
______________________________________________________

Proceeds Account
   Beginning Balance
0.00

   DEPOSITS:
WITHDRAWALS:
    Interest Net of Servicing Fee                 528,007.04
Interest Payments                                519,006.44
    Scheduled Principal                            75,515.75
Scheduled Principal Payment                       75,515.75
    Other Principal                             2,421,379.98
Other Principal Payments                       2,421,379.98
    Negative Amortization                               0.00
Reserve Fund 1                                         0.00
    Deposits from Reserve Fund                          0.00
Fees and Expenses                                  9,000.60
    Gain/Loss Adjustment                                0.00
Other Withdrawals                                      0.00
    Other Deposits                                      0.00

   Total Deposit
3,024,902.77                Total Withdrawals
3,024,902.77


Ending Balance
0.00
Exhibit 21.1 Page 12



Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:       October 1996
Phone:                           (410) 884-2080
11000 Broken Land Parkway
Distribution Date:  November 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Loss/Delinquency Detail

                  Current         Current         Current
Current           Total       Aggregate       Aggregate
Aggregate       Aggregate           Total
                    Fraud      Bankruptcy  Special Hazard
Credit         Current           Fraud      Bankruptcy
Special Hazard          Credit       Aggregate
Pool #             Losses          Losses          Losses
Losses          Losses          Losses          Losses
Losses          Losses          Losses
____________________________________________________________
____________________________________________________________
_________________________________________________

X                    0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00        1,138.19        1,138.19
____________________________________________________________
____________________________________________________________
_________________________________________________
Totals               0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00        1,138.19        1,138.19





____________________________________________________________
____________________________________________________________
________________________________________
             30  Days  Delinquent    60  Days  Delinquent
90  Days  Delinquent             Foreclosures
REO's                      Totals
               Number       Balance    Number       Balance
Number       Balance    Number       Balance    Number
Balance    Number            Balance
X                  35  2,154,230.09        19    873,758.97
34  1,638,049.93        36  1,537,565.23         5
240,658.81       129       6,444,263.03
____________________________________________________________
____________________________________________________________
________________________________________
Totals             35  2,154,230.09        19    873,758.97
34  1,638,049.93        36  1,537,565.23         5
240,658.81       129       6,444,263.03

Exhibit 21.1 Page 13

                                               Equivantage
Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services               Reporting
Month:       October 1996              Phone:
(410) 884-2080
11000 Broken Land Parkway
Distribution Date:  November 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Collateral Summary


Total|              Pool X

____________________________________________________________
_____________________________________________
Monthly P&I Constant
629,398.31|          629,398.31

|
Positive Amortization
75,515.75|           75,515.75
Negative Amortization
0.00|                0.00
Regular Curtailments
89,627.52|           89,627.52
Regular Curtailment Interest
0.00|                0.00
Prepaid Curtailments
0.00|                0.00
Prepaid Curtailment Interest
0.00|                0.00
Liquidations
2,331,752.46|        2,331,752.46
Principal Adjustments
0.00|                0.00
   Total Principal Trust Distribution
2,496,895.73|        2,496,895.73

|
Scheduled Interest
553,882.56|          553,882.56
Servicing Fee
25,875.52|           25,875.52
Master Servicing Fee
2,033.38|            2,033.38
Spread
0.00|                0.00
     Total Pass-Through Interest
519,006.43|          519,006.43

|
Beginning Balance
56,788,290.85|       56,788,290.85
Ending Balance
54,291,395.12|       54,291,395.12
Gross P&I Distribution
3,024,902.77|        3,024,902.77
Realized Losses/(Gains)
0.00|                0.00
Net P&I Trust Distribution
3,024,902.77|        3,024,902.77

|
Beginning Loan Count
1216|                1216
Number of Loan Payoffs
48|                  48
Ending Loan Count
1168|                1168

|
Weighted Average Maturity
0.0000000000|        0.0000000000
Weighted Average Gross Rate
11.704157000%|       11.704157000%
Weighted Average Net Rate
11.157378370%|       11.157378370%
Weighted Average Pass-Through Rate
10.967185420%|       10.967185420%
Weighted Average Margin
0.000000000%|        0.000000000%

|
Advances on Delinquencies
|
  Current Period Principal
0.00|                0.00
  Current Period Interest
800,891.74|          800,891.74
Exhibit 21.1 Page 14



Equivantage Home Equity Loan Trust 1995-2
Norwest Bank Minnesota, N.A.
Contact:                         Sandro Bonacci
Securities Administration Services
Reporting   Month:       October 1996
Phone:                           (410) 884-2080
11000 Broken Land Parkway
Distribution Date:  November 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Credit Enhancement Summary


Initial         Current         Current
Current         Current            Current

Coverage          Period          Period      Cumulative
Coverage        Coverage               Pool
Type/Purpose
Amount          Losses       Additions          Losses
Percentage          Amount            Balance
____________________________________________________________
____________________________________________________________
___________________________________________
Subordination
120.20      213,707.32            0.00        1,138.19
3.75235752%    2,037,207.25      54,291,395.12





                             Principal
                          Distribution
Scheduled   Unscheduled
                                Amount    Percentage
Payment       Payment

___________________________________________________________
Senior                    2,496,895.73 100.00000000%
100.00000000% 100.00000000%
Subordinate                       0.00   0.00000000%
0.00000000%   0.00000000%